Waddell & Reed Advisors Funds

Supplement dated August 11, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

and as supplemented December 29, 2016, January 31, 2017, April 10, 2017, May 18, 2017, July 14, 2017 and July 28, 2017

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2017

and as supplemented April 10, 2017 and July 28, 2017

On May 16, 2017, the Board of Trustees of Waddell & Reed Advisors (“WRA”) Funds approved the reorganization of the portfolios listed in the chart below into a corresponding portfolio of the Ivy Funds, an affiliated investment company. The Ivy Funds are managed by Ivy Investment Management Company, an affiliate of the investment manager of the WRA Funds. The reorganization is expected to close on or about October 16, 2017, and does not require shareholder approval.

Waddell & Reed Advisors Funds	Ivy Funds
Equity Funds
Waddell & Reed Advisors Core Investment Fund	Ivy Core Equity Fund
Waddell & Reed Advisors Dividend Opportunities Fund	Ivy Dividend Opportunities Fund
Waddell & Reed Advisors Energy Fund	Ivy Energy Fund
Waddell & Reed Advisors Tax-Managed Equity Fund	Ivy Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund	Ivy Value Fund
Fixed Income Funds
Waddell & Reed Advisors Bond Fund	Ivy Bond Fund
Waddell & Reed Advisors Global Bond Fund	Ivy Global Bond Fund
Waddell & Reed Advisors Government Securities Fund	Ivy Government Securities Fund
Waddell & Reed Advisors Municipal Bond Fund	Ivy Municipal Bond Fund

WRA Fund shareholders may continue to make additional investments in the WRA Funds above until October 11, 2017. In anticipation of the reorganization, the WRA Funds noted above will be closed to new shareholders as of October 2, 2017.

WRA Fund shareholders do not need to take any action regarding their account. Shares of a WRA Fund will automatically be converted, at net asset value, into shares of equal net asset value of the corresponding Ivy Fund on or about October 16, 2017. The reorganization is not a taxable event, and WRA Fund shareholders will not incur any sales loads or similar transaction costs in connection with the reorganization.

Informational materials about the reorganization and the Ivy Funds will be mailed to shareholders on or about September 8, 2017.

Supplement	Prospectus	1